UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Direxion Shares ETF Trust

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DIREXION SHARES ETF TRUST

1301 Avenue of the Americas, 35th Floor

New York, NY 10019

June 27, 2014

Dear Shareholders:

You are being asked to vote on a proposal related to the Direxion Shares ETF Trust (the “Trust”) at a Special Meeting of Shareholders (“Meeting”) of each fund organized as a series of the Trust (each a “Fund” and collectively, the “Funds”). The Meeting is to be held at 241 N. Broadway, Suite 202, Milwaukee, WI 53202 on September 10, 2014, at 10 a.m. Central Time. The enclosed documents explain the proposal.

As discussed in more detail in the enclosed Proxy Statement, you are being asked to elect six trustees to the Board of Trustees of the Trust (the “Board”). The election of the six nominees includes four nominees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 and two that are “interested persons.” If elected, the four “non-interested persons” would serve on the Board as “Independent Trustees.”

The Trust’s Board has unanimously approved the proposal and recommends that you vote FOR the proposal described in the Proxy Statement.

We encourage you to read the attached Proxy Statement in full. Following this letter are questions and answers regarding this proxy solicitation. The information is designed to help you cast your vote as a shareholder of the Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for the Funds are enclosed. Please read them carefully. If you are unable to attend the Special Meeting in person, we urge you to sign, date, and return the proxy card (or vote by Internet or telephone) so that your shares may be voted in accordance with your instructions. Voting your shares in a timely manner helps the Funds avoid additional costs.

Your vote is important to us. Thank you for taking the time to consider this important proposal.

Sincerely yours,

Angela Brickl
Secretary

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

OF

DIREXION SHARES ETF TRUST

Direxion All Cap Insider Sentiment Shares	Direxion S&P 500 DRRC Index Volatility Response Shares

Direxion NASDAQ-100 Equal Weighted Index Shares	Direxion Zacks MLP High Income Shares

Direxion Daily Total Market Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares

Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares

Direxion Daily S&P 500® Bull 2X Shares

Direxion Daily Brazil Bull 3X Shares	Direxion Daily Brazil Bear 3X Shares

Direxion Daily Basic Materials Bull 3X Shares

Direxion Daily Developed Markets Bull 3X Shares	Direxion Developed Markets Bear 3X Shares

Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares

Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares

Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares

Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares

Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily FTSE Europe Bear 3X Shares

Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares

Direxion Daily Healthcare Bull 3X Shares

Direxion Daily India Bull 3X Shares

Direxion Daily Japan Bull 3X Shares	Direxion Daily Japan Bear 3X Shares

Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares

Direxion Daily Latin America Bull 3X Shares

Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares

Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares

Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares

Direxion Daily Retail Bull 3X Shares

Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares

Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares

Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares

Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares

Direxion Daily South Korea Bull 3X Shares	Direxion Daily South Korea Bear 3X Shares

Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares

Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares

Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

(each a “Fund” and collectively, the “Funds”)

241 N. Broadway, Suite 202

Milwaukee, WI 53202

(800) 851-0511

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Direxion Shares ETF Trust (the “Trust”) and each Fund organized as a series of the Trust, will be held at the offices of Rafferty Asset Management, LLC (“Rafferty”), 241 N. Broadway, Suite 202, Milwaukee, WI 53202 on September 10, 2014, at 10 a.m. Central Time. The Special Meeting is being held to elect six Trustees to the Trust’s Board of Trustees.

You are entitled to vote at the Special Meeting and any adjournment thereof if you owned shares of the Funds at the close of business on June 23, 2014. If you attend the Special Meeting, you may vote your shares in person. Whether or not you intend to attend the Special Meeting in person, you may vote in any of the following ways:

(1)	Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

(2)	Telephone: Have your proxy card available. You may vote by telephone by calling the toll-free number on your proxy card. Enter the control number on the proxy card and follow the instructions provided. (A confirmation of your telephone vote will be mailed to you.); or

(3)	Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 10, 2014 or Any Adjournment Thereof. This Notice and the Proxy Statement are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of the Direxion Shares ETF Trust,
Angela Brickl
Secretary
Direxion Shares ETF Trust

Dated: June 27, 2014

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE NEED FOR FOLLOW-UP MAIL AND TELEPHONE SOLICITATION, PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that you vote even if your account was closed after the June 23, 2014, Record Date.

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you sign, date and return the proxy card but give no instructions, your shares will be voted “FOR” the Proposals described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.

Alternatively, you may vote your proxy on the Internet or by telephone in accordance with the instructions on the enclosed proxy card. Any shareholder proposal submitted to a vote at the Special Meeting may be voted only in person or by written proxy.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.

Only one proxy statement will be sent to two or more shareholders who share an address, unless such a shareholder writes or calls Rafferty Asset Management, LLC, 1301 Avenue of the Americas, 35th Floor, New York, NY 10019; (800) 690-6903.

Notice to Corporations and Partnerships: Proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy card(s) will not be voted.

DIREXION SHARES ETF TRUST

Important Information to Help You Understand

and Vote on the Proposal

Please read the information in the proxy statement that follows the questions and answers below. We appreciate you placing your trust in the Direxion Shares ETF Trust and look forward to helping you achieve your financial goals.

Why am I receiving this proxy statement?

This proxy statement seeks your approval as a shareholder of a Fund that is a series of the Direxion Shares ETF Trust (the “Trust”) regarding the election of Trustees to the Trust’s Board of Trustees (the “Board”). On June 23, 2014, you owned shares of a Fund or Funds and, as a result, have a right to vote on the proposal.

What proposals am I being asked to vote on?

You are being asked to vote on the proposal to elect six trustees, Gerald E. Shanley, III, John A. Weisser, David L. Driscoll, Jacob C. Gaffey, Daniel D. O’Neill and Eric W. Falkeis (the “Nominees”) to the Trust’s Board. Messrs. Shanley and Weisser are current members of the Trust’s Board. Mr. Driscoll, Mr. Gaffey, Mr. O’Neill and Mr. Falkeis are not current members of the Board. The proxy statement describes the proposal in more detail.

Why am I being asked to elect six Trustees?

The Trust and each Fund are governed by the Board. The Board is recommending that shareholders of each Fund elect Trustees, four of whom are not “interested persons of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), and two who are considered to be “interested persons” to the Board. Therefore, if elected, the non-interested Nominees would serve on the Board as “Independent Trustees” under the 1940 Act, which is one of the federal securities laws governing the Funds. The Nominees that are interested persons would be considered Interested Trustees.

What role does the Board play?

The Trustees serve as your representatives. They are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review each Fund’s performance, oversee the Trust and the Funds’ activities and review contractual arrangements with companies that provide services to the Trust and Funds.

Do Trustees receive compensation for their services?

Each Independent Trustee receives compensation for his service on the Board. Trustees that are not Independent Trustees do not receive compensation for their service on the Board. The proxy statement provides details about each Nominee and compensation to be paid to the Independent Trustees.

Who is paying for my shareholder meeting and proxy statement?

The Funds will bear the costs, fees and expenses incurred in connection with the proxy statement. Rafferty has contractually agreed to limit certain expenses of the Funds as part of its Operating Expense Limitation Agreement.

What is the required vote?

The proposal to elect six Trustees to the Board requires the affirmative vote of a plurality of the shares voted at the Special Meeting in person or by proxy.

What happens if the shareholders do not elect the Trustees?

If the Funds’ shareholders do not elect the six Trustees to the Board, Messrs. Shanley, Weisser, and O’Neill, the current members of the Trust’s Board will continue to serve on the Trust’s Board.

How does the Board suggest I vote in connection with the proposal?

After careful consideration, the Board unanimously recommends that you vote FOR the approval of the proposal.

How do I vote my shares?

You can vote in any of the following ways:

Internet:	Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

Telephone:	Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided (A confirmation of your telephone vote will be mailed to you.); or

Mail:	Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

How do I sign the proxy card?

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

When and where will the Special Meeting be held?

The Special Meeting will be held at 241 N. Broadway, Suite 202, Milwaukee, WI 53202 on September 10, 2014, at 10 a.m. Central Time, and any adjournment or postponement will be held at the same location. If you plan to attend the Special Meeting in person, please call toll-free 1-800-690-6903.

Whom should I call for more information about the proxy statement?

For more information regarding the proxy statement of the Special Meeting, please call toll-free 1-800-690-6903.

DIREXION SHARES ETF TRUST

1301 Avenue of the Americas, 35th Floor, New York, NY 10019

(800) 851-0511

PROXY STATEMENT

Special Meeting of Shareholders

September 10, 2014

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of the funds organized as series (each a “Fund” and collectively, the “Funds”) of the Direxion Shares ETF Trust (the “Trust”)in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof (“Special Meeting”) to be held on September 10, 2014, at 10 a.m. Central Time at the offices of Rafferty Asset Management, LLC (“Rafferty”), 241 N. Broadway, Suite 202, Milwaukee, WI 53202. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about July 8, 2014. As more fully described in this Proxy Statement, the purpose of the Meeting is to consider the election of six Trustees to the Funds’ Board of Trustees.

OVERVIEW

Proposal: You are being asked to elect six trustees, Gerald E. Shanley, III, John A. Weisser, David L. Driscoll, Jacob C. Gaffey, Daniel D. O’Neill and Eric W. Falkeis (the “Nominees”). Mr. Shanley, Mr. Weisser and Mr. O’Neill are current members of the Board of Trustees (the “Board”) of the Trust. Mr. Driscoll, Mr. Gaffey and Mr. Falkeis are not current members of the Board. Each Nominee, with the exception of Mr. O’Neill and Mr. Falkeis, is an independent or disinterested person of the Trust, which means they are not “interested persons” of the Trust or Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”). Such persons are commonly referred to as “Independent Trustees.” Mr. O’Neill and Mr. Falkeis, if elected, would serve as “Interested Trustees.” The Board is unanimously recommending that you approve the election of the Nominees.

VOTING INFORMATION

If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Funds, by the execution of a subsequently dated proxy or by attending the Special Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted “FOR” Proposals (1) and (2) (the “Proposals”) and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

The close of business on June 23, 2014, has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting (“Record Date”). As of the Record Date, the Funds had 220,782,573 shares outstanding, entitled to the same number of votes. Each share will be entitled to one vote at the Special Meeting and fractional shares will be entitled to proportionate fractional votes. Exhibit A lists the control persons and principal shareholders of the Funds.

Quorum and Adjournment: The presence at the Special Meeting, in person or by proxy, of shareholders entitled to cast one-third of the Funds’ outstanding shares are required for a quorum for the Proposal. In the event that a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Special Meeting to permit further solicitation of proxies. The affirmative vote of less than one-third of the votes entitled to be cast represented in person or by proxy is sufficient for adjournment. In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies required to be voted against such item “AGAINST” such an adjournment. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.

Required Vote: The election of six Trustees to the Board requires a plurality of the shares voted in person or by proxy.

The most recent Annual and Semi-Annual Reports for the Funds, including financial statements, previously have been furnished to shareholders. If you would like to receive additional copies of these reports free of charge, please write to the Direxion Shares ETF Trust, 1301 Avenue of Americas, 35th Floor, New York, NY 10019 or call toll-free at 1-800-851-0511. The reports also are available on the Fund’s website at www.direxioninvestments.com and the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

PROPOSAL: ELECTION OF TRUSTEES FOR THE TRUST

The proposal relates to the election of six Trustees to the Trust’s Board. The Board approved the nomination of six individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trust. Shareholders are asked to elect the Nominees as Trustees, effective September 10, 2014 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to hold office for life until his successor is elected, he is removed, resigns or retires.

The Nominees include Gerald E. Shanley, III, John A. Weisser and Daniel D. O’Neill, each of whom is a current member of the Trust’s Board. In addition, the Trust’s Board has nominated David L. Driscoll, Jacob C. Gaffey and Eric W. Falkeis, each of whom is not currently a member of the Board. Each Nominee, with the exception of Mr. O’Neill and Mr. Falkeis, are independent or disinterested persons, which means they are not an “interested person” of the Trust, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Trustees.” Mr. O’Neill and Mr. Falkeis, if elected, would serve as “Interested Trustees.”

The Trust’s Nominating Committee, which consists solely of Independent Trustees, considered recommendations for Trustees nominees, and considered the qualifications, experience and background of each of the Nominees. Based upon this review, the Nominating Committee recommended each Nominee to the Trust’s Board as a candidate for nomination as an Independent Trustee or Interested Trustee. After discussion and consideration of the matter, the Board voted to nominate the Nominees for election by shareholders. Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

INFORMATION CONCERNING THE NOMINEES

The information below provides pertinent information about each of the Nominees. This information includes their principal occupations and present positions, including any affiliation with Rafferty Asset Management, LLC (“Rafferty”), Foreside Fund Services, LLC (“Distributor”), the length of service to the Funds, and the position, if any, they hold on the board of trustees/directors of companies other than the Funds. Information concerning the Officers of the Funds is included in Exhibit B. The principal address of each Trustee and Officer is 1301 Avenue of the Americas, 35th Floor, New York, NY 10019.

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies that will be Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	125	None.

John A. Weisser Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	125	Director, The MainStay Funds Trust (35 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies that will be Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 44	N/A	N/A	Partner, King Associates, LLP, since 2004, real estate manager; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003, real estate partnership; Member, Kendrick LLC, since 2006, real estate management and services	125	None.

Jacob C. Gaffey Age: 66	N/A	N/A	Managing Director of Loomis & Co. since 2013, providing bank advisory & valuation services; Partner, Bay Capital Advisors, LLC 2008 – 2012, providing investment banking for small & mid-sized companies	125	Director, Costa, Inc. (name changed from A.T. Cross, Inc. in 2013)

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 46	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999-present.	125	None.

Eric Falkeis(2) Age: 40	Principal Executive Office	One Year; Since 2014	Chief Operating Office, Since March 2013 and President from March 2013- March 2014, Rafferty; formerly, Senior Vice President, USBUSBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	125	Trustee, Professionally Managed Portfolios (45 Funds)

(1)	Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.
(2)	Mr. Falkeis is an employee of Rafferty.
(3)	The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this Proxy Statement, offers for sale to the public 19 portfolios, the Direxion Insurance Trust which, as of the date of this Proxy Statement, offers for sale 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this Proxy Statement, offers for sale to the public 56 of the 98 funds registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Mr. Shanley has audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.

Mr. Weisser has extensive experience in the investment business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.

Mr. Driscoll has significant experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.

Mr. Gaffey has significant experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.

Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty since 1999. Mr. O’Neill serves as an interested trustee of the Direxion Shares ETF Trust, an affiliated investment company to the Trusts.

Mr. Falkeis has extensive experience in the financial services business. He is a certified public accountant. Prior to joining Rafferty in 2013, Mr. Falkeis was Chief Financial Officer and Senior Vice President of USBFS. USBFS provides fund administration, fund accounting and transfer agency services to registered investment companies and non-registered investment companies. Mr. Falkeis is currently the Chief Operating Officer of Rafferty.

Board Duties and Board Structure

The Funds are governed by a Board of Trustees. The Board is responsible for and oversee the overall management and operations of the Trust and the Funds. The current Trustees who serve on the Trust’s Board also serve on the boards of the Direxion Funds and Direxion Insurance Trust and each Trust’s respective funds. The Board’s responsibilities include the general oversight and review of the Funds’ investment activities, in accordance with federal law and the laws of the State of

Delaware, as well as the stated policies of each Fund. The Board oversees the respective Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with, and receives reports from, senior personnel of service providers, including Rafferty personnel, and the Trust’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The Board is also assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Funds.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty and USBFS regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds’ investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters. In addition, each Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO to discuss matters relating to the Trust’s compliance program.

Board Structure and Related Matters

Currently, Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute two-thirds of the Board. The Trustees discharge their responsibilities to the Trust collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the Direxion Family of Investment Companies.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 8 portfolios within the Direxion Insurance Trust, 19 portfolios within the Direxion Funds and 98 portfolios within Direxion Shares ETF Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.

The Board holds four regularly scheduled in-person meetings each year. The Independent Trustees also have an additional meeting each year to discuss the annual contract renewal process. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Funds’ Board or an individual Trustee in writing, c/o the Rafferty Asset Management, LLC, 1301 Avenue of the Americas, 35th Floor, New York, NY 10019. The Secretary may determine not to forward any letter to the appropriate Board or a Trustee that does not relate to the business of the Funds.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser and Shanley. Mr. Shanley serves as Chairperson of the Audit Committee and has been determined by the Board to be a financial expert. The members of each Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Trustees as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met two times during the Trust’s most recent fiscal year. The Audit Committee has a charter, which is attached to this proxy statement as Exhibit C.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser and Shanley, each of whom is a not an “interested person” of the Board. Mr. Weisser serves as Chairperson of the Nominating Committee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee has a charter, which is attached to this Proxy Statement as Exhibit D.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser and Shanley. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Committee has a charter which is attached to this Proxy Statement as Exhibit E.

Nominee and Trustee Ownership of Shares of the Fund

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Nominees as of the calendar year ended December 31, 2013.

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Daniel O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John A. Weisser	David L. Driscoll	Jacob C. Gaffey

Direxion All Cap Insider Sentiment Shares	More than $100,000	$0	$0	$0	$0	$0

Direxion NASDAQ-100 Equal Weighted Index Shares	$0	$0	$0	$0	$0	$0

Direxion S&P 500® DRRC Index Volatility Response Shares	$0	$0	$0	$0	$0	$0

Direxion Zacks MLP High Income Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Total Bond Market Bear 1X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Total Market Bear 1X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily 7-10 Year Treasury Bear 1X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily 20+ Year Treasury Bear 1X Shares	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Daniel O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John A. Weisser	David L. Driscoll	Jacob C. Gaffey
Direxion Daily S&P 500® Bull 2X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Brazil Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Brazil Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Basic Materials Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Developed Markets Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Developed Markets Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Emerging Markets Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Emerging Markets Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Energy Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Energy Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Financial Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Financial Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily FTSE China Bull 3X Shares	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Daniel O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John A. Weisser	David L. Driscoll	Jacob C. Gaffey
Direxion Daily FTSE China Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily FTSE Europe Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily FTSE Europe Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Gold Miners Bull 3X Shares	$0	$0	$0	$1 - $10,000	$0	$0

Direxion Daily Gold Miners Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Healthcare Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily India Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Japan Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Japan Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Junior Gold Miners Index Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Junior Gold Miners Index Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Latin America Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Mid Cap Bull 3X Shares	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Daniel O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John A. Weisser	David L. Driscoll	Jacob C. Gaffey
Direxion Daily Mid Cap Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Natural Gas Related Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Natural Gas Related Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Real Estate Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Real Estate Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Retail Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Russia Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Russia Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily S&P 500® Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily S&P 500® Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Semiconductor Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Semiconductor Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Small Cap Bull 3X Shares	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Daniel O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John A. Weisser	David L. Driscoll	Jacob C. Gaffey
Direxion Daily Small Cap Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily South Korea Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily South Korea Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Technology Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily Technology Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily 7-10 Year Treasury Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily 7-10 Year Treasury Bear 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily 20+ Year Treasury Bull 3X Shares	$0	$0	$0	$0	$0	$0

Direxion Daily 20+ Year Treasury Bear 3X Shares	$0	$0	$0	$0	$0	$0

Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	More than $100,000	$0	$0	$1 - $10,000	$0	$0

(1)	The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this Proxy Statement, offers for sale to the public 19 portfolios, the Direxion Insurance Trust which, as of the date of this Proxy Statement, offers for sale to the public 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this Proxy Statement, offers for sale to the public 56 of the 98 funds registered with the SEC.

No Trustee or the Nominee, with the exception of Mr. O’Neill, has any beneficial ownership in the Trust’s investment adviser, Rafferty, its principal underwriter or any entity directly or indirectly controlling, controlled by, or under common control with the investment advisor or principal underwriter of the Trust. Mr. O’Neill has a beneficial ownership interest in the Trust’s investment adviser, Rafferty.

Compensation

As of June 1, 2014, each Trustee of the Direxion Family of Investment Companies who is not an employee of Rafferty or its affiliates receives an annual fee of $80,000 for their services as a Trustee for the Direxion Family of Investment Companies. Mr. Shanley and Mr. Weisser receive an additional annual fee of $20,000 from the Direxion Family of Investment Companies for their services related to their respective services as the Chairperson of the Audit Committee an Nominating Committee, respectively. If Mr. Driscoll and Mr. Gaffey are elected to the Trusts’ Boards, they will receive the same annual compensation as the other Independent Trustees.

Because Rafferty and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust and the Funds, the Funds do not require employees. No officer, director or employee of Rafferty receives any compensation from the Trust or Funds for acting as a director or officer.

The following tables show the compensation earned by each Trustee for each Fund in the Trust for the Funds’ fiscal year end of October 31, 2013.

Name of Person, Position	Aggregate Compensation From the Direxion All Cap Insider Sentiment Shares	Aggregate Compensation From the Direxion S&P 500 DRRC Index Volatility Response Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$62	$58	$0	$0	$100,000

John A. Weisser	$62	$58	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion NASDAQ-100 Equal Weighted Index Shares	Aggregate Compensation From the Direxion Zacks MLP Income Shares(2)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$53	$58	$0	$0	$100,000

John A. Weisser	$53	$58	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Total Market Bear 1X Shares	Aggregate Compensation From the Direxion Daily Total Bond Market Bear 1X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$27	$97	$0	$0	$100,000

John A. Weisser	$27	$97	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily 7-10 Year Treasury Bear 1X Shares	Aggregate Compensation From the Direxion Daily 20+ Year Treasury Bear 1X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$22	$61	$0	$0	$100,000

John A. Weisser	$22	$61	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Direxion Daily S&P 500® Bull 2X Shares	Aggregate Compensation From the Direxion Daily Brazil Bull 3X Shares(2)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$2,864	$42	$0	$0	$100,000

John A. Weisser	$2,864	$42	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Brazil Bear 3X Shares(2)	Aggregate Compensation From the Direxion Daily Basic Material Bull 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$44	$43	$0	$0	$100,000

John A. Weisser	$44	$43	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Developed Markets Bull 3X Shares	Aggregate Compensation From the Direxion Daily Developed Markets Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$351	$140	$0	$0	$100,000

John A. Weisser	$351	$140	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Emerging Markets Bull 3X Shares	Aggregate Compensation From the Direxion Daily Emerging Markets Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$3,735	$1,346	$0	$0	$100,000

John A. Weisser	$3,735	$1,346	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Energy Bull 3X Shares	Aggregate Compensation From the Direxion Daily Energy Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$2,559	$1,013	$0	$0	$100,000

John A. Weisser	$2,559	$1,013	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Financial Bull 3X Shares	Aggregate Compensation From the Direxion Daily Financial Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$14,658	$7,358	$0	$0	$100,000

John A. Weisser	$14,658	$7,358	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily FTSE China Bull 3X Shares	Aggregate Compensation From the Direxion Daily FTSE China Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$904	$115	$0	$0	$100,000

John A. Weisser	$904	$115	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily FTSE Europe Bull 3X Shares(2)	Aggregate Compensation From the Direxion Daily FTSE Europe Bear 3X Shares(2)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$44	$43	$0	$0	$100,000

John A. Weisser	$44	$43	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Gold Miners Bull 3X Shares	Aggregate Compensation From the Direxion Daily Gold Miners Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$5,213	$818	$0	$0	$100,000

John A. Weisser	$5,213	$818	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Healthcare Bull 3X Shares	Aggregate Compensation From the Direxion Daily India Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$293	$327	$0	$0	$100,000

John A. Weisser	$293	$327	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Japan Bull 3X Shares	Aggregate Compensation From the Direxion Daily Japan Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$45	$31	$0	$0	$100,000

John A. Weisser	$45	$31	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Junior Gold Miners Index Bull 3X Shares(2)	Aggregate Compensation From the Direxion Daily Junior Gold Miners Index Bear 3X Shares(2)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$2,650	$1,051	$0	$0	$100,000

John A. Weisser	$2,650	$1,051	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Latin America Bull 3X Shares	Aggregate Compensation From the Direxion Daily Mid Cap Bull 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$305	$584	$0	$0	$100,000

John A. Weisser	$305	$584	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Mid Cap Bear 3X Shares	Aggregate Compensation From the Direxion Daily Natural Gas Related Bull 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$153	$291	$0	$0	$100,000

John A. Weisser	$153	$291	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Natural Gas Related Bear 3X Shares	Aggregate Compensation From the Direxion Daily Real Estate Bull 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$73	$1,400	$0	$0	$100,000

John A. Weisser	$73	$1,400	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Real Estate Bear 3X Shares	Aggregate Compensation From the Direxion Daily Retail Bull 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$192	$166	$0	$0	$100,000

John A. Weisser	$192	$166	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Russia Bull 3X Shares	Aggregate Compensation From the Direxion Daily Russia Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$261	$196	$0	$0	$100,000

John A. Weisser	$261	$196	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily S&P 500® Bull 3X Shares	Aggregate Compensation From the Direxion Daily S&P 500® Bear Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$2,864	$2,429	$0	$0	$100,000

John A. Weisser	$2,864	$2,429	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Semiconductor Bull 3X Shares	Aggregate Compensation From the Direxion Semiconductor Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$928	$478	$0	$0	$100,000

John A. Weisser	$928	$478	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Small Cap Bull 3X Shares	Aggregate Compensation From the Direxion Daily Small Cap Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$6,975	$10,479	$0	$0	$100,000

John A. Weisser	$6,975	$10,479	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily South Korea Bull 3X Shares(2)	Aggregate Compensation From the Direxion Daily South Korea Bear 3X Shares(2)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$31	$31	$0	$0	$100,000

John A. Weisser	$31	$31	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily Technology Bull 3X Shares	Aggregate Compensation From the Direxion Daily Technology Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$1,562	$303	$0	$0	$100,000

John A. Weisser	$1,562	$303	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily 7-10 Year Treasury Bull 3X Shares	Aggregate Compensation From the Direxion Daily 7-10 Year Treasury Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$79	$658	$0	$0	$100,000

John A. Weisser	$79	$658	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation From the Direxion Daily 20+ Year Treasury Bull 3X Shares	Aggregate Compensation From the Direxion Daily 20+ Year Treasury Bear 3X Shares	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0	$0

Disinterested Trustees

Gerald E. Shanley III	$372	$4,878	$0	$0	$100,000

John A. Weisser	$372	$4,878	$0	$0	$100,000

David L. Driscoll	N/A	N/A	N/A	N/A	N/A

Jacob C. Gaffey	N/A	N/A	N/A	N/A	N/A

(1)	The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this Proxy Statement, offers for sale to the public 19 portfolios, the Direxion Insurance Trust which, as of the date of this Proxy Statement, offers for sale to the public 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this Proxy Statement, offers for sale to the public 56 of the 98 funds registered with the SEC.
(2)	This Fund has not been operational for a full fiscal year. The information presented is estimated for the October 31, 2014 fiscal year end.

REQUIRED VOTE

The proposal to elect a new Trustee to the Board requires the affirmative vote of a plurality of the shares voted at the Special Meeting in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE PROPOSAL

INFORMATION ABOUT THE TRUST’S INDEPENDENT ACCOUNTANTS

The Trust’s financial statements for the fiscal year ended October 31, 2013 were audited by Ernest & Young (“E&Y”) of New York, NY, which serves as the Trusts’ independent public accountants. E&Y has informed the Trust and the Funds that it has no material direct or indirect financial interest in the Trust or Funds. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of the auditors. The Board appointed E&Y as the independent accountants for the Trust and Funds for the fiscal year ending October 31, 2014. Representatives of E&Y are not expected to be present at the Meeting

Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, E&Y, for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $869,500 for the fiscal period ended October 31, 2012, and $974,000 for the fiscal period ended October 31, 2013.

Audit-Related Fees

There were no aggregate fees E&Y billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2012, and October 31, 2013. The aggregate fees E&Y billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2012, and $0.00 for the fiscal period ended October 31, 2013.

Tax Fees

The aggregate tax fees E&Y billed to the Trust for tax compliance, tax advice, and tax planning services were $358,400 for the fiscal period ended October 31, 2012, and $362,400 for the fiscal period ended October 31, 2013. There were no aggregate tax fees E&Y billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2012, and October 31, 2013.

All Other Fees

For the fiscal periods ended October 31, 2012, and October 31, 2013 the Trust did not pay E&Y any other fees (including non-audit fees). E&Y did not bill the Trust’s investment advisor or any entity controlling, controlled by, or under common control with the Trust’s investment advisor any fees for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2012, and October 31, 2013.

Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee report to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee pre-approved all fees described above which E&Y billed to each Fund within the Trust.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Trust.

SOLICITATION OF PROXIES

The solicitation of proxies will be made primarily by mail but may also be made by telephone by Rafferty and Broadridge Investor Communication Solutions, Inc./Broadridge Financial Solutions, Inc. (“Broadridge”), professional proxy solicitors, who will be paid fees and expenses of approximately $278,000 for soliciting services. All expenses in connection with preparing this Proxy Statement and its enclosures and solicitation expenses that relate to the Proposal will be borne by the Funds. Rafferty has contractually agreed to limit certain expenses of the Funds as part of its Operating Expense Limitation Agreement.

If votes are recorded by telephone, Rafferty and/or Broadridge will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholder instructions have been properly recorded. Shareholders also may vote through a secure Internet site or by mail. Proxies by Internet or telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

INFORMATION ABOUT RAFFERTY

Rafferty, 1301 Avenue of the Americas, 35th Floor, New York, NY 10019, serves as the investment adviser for each Fund in the Trust. As of May 31, 2014, Rafferty had approximately $8 billion of assets under management. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Fund’s distributor.

PAYMENTS OF COMMISSIONS TO AFFILIATED BROKERS

During the fiscal year ended October 31, 2013, the Funds made no payments of commissions to brokers affiliated with a Fund to execute portfolio transactions.

SHAREHOLDER PROPOSAL

As a general matter, the Trust and the Funds do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds’ shareholders should send such proposals to the Direxion Shares ETF Trust at 1301 Avenue of the Americas, 35th Floor, New York, NY 10019, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Funds’ proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

By order of the Board of Trustees,

Angela Brickl
Secretary

Direxion Shares ETF Trust

Dated:	June 27, 2014

Exhibit A

Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of a class of the Fund as of May 30, 2014.

Fund	Name of 5% Shareholder	Percent Ownership
Direxion All Cap Insider Sentiment Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	54.88%

	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix AZ 85016-1215	14.65%

	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	8.33%

	Morgan Stanley Harbourside Financial Center Plaza 3 Jersey City, NJ 07311	5.58%

Direxion NASDAQ-100 Equal Weighted Index Shares	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	50.02%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.55%

	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix AZ 85016-1215	6.81%

	Morgan Stanley Harbourside Financial Center Plaza 3 Jersey City, NJ 07311	5.70%

Direxion S&P 500® DRRC Index Volatility Response Shares	Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	62.38%

	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	13.75%

Fund	Name of 5% Shareholder	Percent Ownership
Direxion Zacks MLP High Income Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	23.09%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	19.64%

	LPL Financial 9785 Towne Center Drive San Diego, CA 92121	15.08%

	National Financial Services Corp. 200 Liberty Street, Floor 5 New York, NY 10281-1003	14.76%

	FOLIOfn, Inc. 8180 Greensboro Drive McLean, VA 22102	10.34%

	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.28%

Direxion Daily Total Market Bear 1X Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	26.01%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	18.64%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	15.08%

	Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	10.30%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	8.55%

	Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	5.67%

Fund	Name of 5% Shareholder	Percent Ownership
Direxion Daily Total Bond Market Bear 1X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.29%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	11.40%

	Knight Capital Americas LLC 545 Washington Blvd Jersey City, NJ 07310	10.38%

	BNP Paribas Securities Corp. 555 Croton Road King of Prussia, PA 19355	10.00%

	Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	8.83%

	Scotia Capital Inc. PO Box 4085 Toronto, ON M5W2W6 Canada	8.30%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	6.53%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	6.10%

Direxion Daily 7-10 Year Treasury Bear 1X Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	26.06%

	Virtu Financial BD LLC 645 Madison Avenue New York, NY 10022	15.97%

	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245	12.76%

	Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	10.12%

Fund	Name of 5% Shareholder	Percent Ownership
	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	6.93%

	USAA Investments PO Box 659453 San Antonio, TX 78288	6.00%

Direxion Daily 20+ Year Treasury Bear 1X Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	18.19%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.38%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	11.70%

	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	10.27%

	J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	8.61%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	8.53%

	Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	6.92%

Direxion Daily S&P 500® Bull 2X Shares	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	57.14%

	Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	42.86%

Direxion Daily Brazil Bull 3X Shares	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	14.93%

Fund	Name of 5% Shareholder	Percent Ownership
	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.30%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	9.14%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	8.02%

	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245	7.77%

	Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	7.60%

Direxion Daily Brazil Bear 3X Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	18.76%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.76%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	13.12%

	Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	11.39%

	Virtu Financial BD LLC 645 Madison Avenue New York, NY 10022	5.56%

Direxion Daily Basic Materials Bull 3X Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	40.75%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.71%

Fund	Name of 5% Shareholder	Percent Ownership
	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	7.06%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.94%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	5.80%

Direxion Daily Developed Markets Bull 3X Shares	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	36.21%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	33.08%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	6.66%

Direxion Daily Developed Markets Bear 3X Shares	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	14.31%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.16%

	Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	12.01%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	10.34%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	6.12%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.85%

Fund	Name of 5% Shareholder	Percent Ownership
Direxion Daily Emerging Markets Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.88%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	14.05%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	10.95%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	7.95%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	7.27%

Direxion Daily Emerging Markets Bear 3X Shares	Deutsche Bank AG 100 Plaza One Jersey City, NJ 07311	19.95%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	7.98%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	7.34%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.14%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	7.11%

	Citigroup Global Markets, Inc. 700 Red Brook Blvd, Suite 300 Owings Mills, MD 21117	7.02%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.18%

Fund	Name of 5% Shareholder	Percent Ownership
Direxion Daily Energy Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.30%

	Goldman Sachs & Co 30 Hudson Street Jersey City, NJ 07302	14.42%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	11.76%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	8.60%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	7.29%

Direxion Daily Energy Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.09%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	12.73%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	12.08%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	10.69%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	8.71%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	7.02%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	6.15%

Fund	Name of 5% Shareholder	Percent Ownership
Direxion Daily Financial Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.51%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	13.35%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	9.54%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	9.48%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	6.45%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.65%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	5.39%

Direxion Daily Financial Bear 3X Shares	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	12.89%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	11.77%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.36%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	9.02%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	7.64%

Fund	Name of 5% Shareholder	Percent Ownership
	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	6.46%

	Citigroup Global Markets, Inc. 700 Red Brook Blvd, Suite 300 Owings Mills, MD 21117	5.02%

Direxion Daily FTSE China Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.55%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	10.92%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	8.50%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	8.46%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	7.77%

	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	7.10%

	First Clearing LLC One North Jefferson Street St. Louis, MO 63103	5.41%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	5.12%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.01%

Direxion Daily FTSE China Bear 3X Shares	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	24.99%

Fund	Name of 5% Shareholder	Percent Ownership
	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.41%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	11.44%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	8.69%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	8.01%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	7.73%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	6.28%

Direxion Daily FTSE Europe Bull 3X Shares	Goldman Sachs & Co 30 Hudson Street Jersey City, NJ 07302	27.96%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	18.92%

	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	15.20%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	6.89%

Direxion Daily FTSE Europe Bear 3X Shares	Goldman Sachs & Co 30 Hudson Street Jersey City, NJ 07302	39.23%

	Deutsche Bank Securities, Inc./Cedar 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	29.00%

Fund	Name of 5% Shareholder	Percent Ownership
	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	21.71%

Direxion Daily Gold Miners Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.27%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	13.97%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	13.75%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	8.35%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.45%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	5.19%

Direxion Daily Gold Miners Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.66%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	10.71%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	9.79%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	9.19%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	9.09%

Fund	Name of 5% Shareholder	Percent Ownership
	Citigroup Global Markets, Inc. 700 Red Brook Blvd, Suite 300 Owings Mills, MD 21117	6.58%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.86%

Direxion Daily Healthcare Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	31.54%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	14.42%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	12.84%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	8.39%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.57%

Direxion Daily India Bull 3X Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	17.45%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.40%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	15.06%

	Interactive Brokers 8 Greenwich Office Park Greenwich, CT 06831	12.02%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	10.70%

Fund	Name of 5% Shareholder	Percent Ownership
Direxion Daily Japan Bull 3X Shares	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	16.26%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	14.23%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.15%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	8.04%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	6.98%

	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245	6.59%

	Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	5.90%

Direxion Daily Japan Bear 3X Share	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	37.36%

	Knight Capital Americas LLC 545 Washington Blvd Jersey City, NJ 07310	11.35%

	Morgan Stanley Harbourside Financial Center Plaza 3 Jersey City, NJ 07311	9.10%

	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245	8.50%

	Virtu Financial BD LLC 645 Madison Avenue New York, NY 10022	6.28%

Fund	Name of 5% Shareholder	Percent Ownership
	The Bank of New York Mellon One Wall Street New York, NY 10286	5.00%

Direxion Daily Junior Gold Miners Index Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.60%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	13.15%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	12.13%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	11.34%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	6.86%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	5.86%

Direxion Daily Junior Gold Miners Bear 3X Shares	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	16.27%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.97%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	12.19%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	9.38%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	5.46%

Fund	Name of 5% Shareholder	Percent Ownership
Direxion Daily Latin America Bull 3X Shares	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	27.20%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.03%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	8.47%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	6.20%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.95%

	J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	5.81%

Direxion Daily Mid Cap Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	21.22%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	12.02%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	9.71%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	5.94%

	RBC Capital Markets 60 S. 60th Street Minneapolis, MN 55402	5.78%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.77%

Fund	Name of 5% Shareholder	Percent Ownership
	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	5.01%

Direxion Daily Mid Cap Bear 3X Shares	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	16.15%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	16.11%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.60%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	6.89%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.45%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.40%

Direxion Daily Natural Gas Related Bull 3X Shares	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	19.02%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	18.60%

	BNP Paribas Securities Corp. 555 Croton Road King of Prussia, PA 19355	9.06%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	7.94%

	Morgan Stanley & Co Harbourside Financial Center Plaza 3 Jersey City, NJ 07311	6.21%

Fund	Name of 5% Shareholder	Percent Ownership
	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.42%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.08%

Direxion Daily Natural Gas Related Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	29.24%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	8.75%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	7.76%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	7.72%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	7.72%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	7.25%

	Goldman Sachs & Co 30 Hudson Street Jersey City, NJ 07302	7.15%

Direxion Daily Real Estate Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.18%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	10.49%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	10.47%

Fund	Name of 5% Shareholder	Percent Ownership
	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	9.96%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	6.33%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.95%

Direxion Daily Real Estate Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.01%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	10.63%

	Maple Securities 79 Wellington St., West Toronto, ONM5K1K7 Canada	8.66%

	Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	8.53%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	8.19%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	6.25%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.19%

Direxion Retail Bull 3X Shares	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	18.57%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.48%

Fund	Name of 5% Shareholder	Percent Ownership
	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	17.31%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	11.47%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	6.75%

Direxion Daily Russia Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.99%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	12.55%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	10.75%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	9.95%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	6.77%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	5.80%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.49%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.13%

Direxion Daily Russia Bear 3X Shares	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	14.15%

Fund	Name of 5% Shareholder	Percent Ownership
	National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.13%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	9.41%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	9.21%

	Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	7.91%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	7.55%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.27%

Direxion Daily S&P 500 Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	23.47%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	12.41%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	7.41%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	6.16%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.85%

Direxion Daily S&P Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.37%

Fund	Name of 5% Shareholder	Percent Ownership
	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	15.53%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	13.25%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	7.40%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	7.08%

	The Bank of New York Mellon One Wall Street New York, NY 10286	5.22%

Direxion Daily Semiconductor Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	25.52%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	12.83%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	12.11%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.85%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	5.57%

Direxion Daily Semiconductor Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	20.46%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	16.73%

Fund	Name of 5% Shareholder	Percent Ownership
	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	11.20%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	8.75%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	7.33%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	6.57%

Direxion Daily Small Cap Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	21.12%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	16.83%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	12.94%

	Scottrade, Inc. 12855 Flushing Meadow Drive St. Louis, MO 63131	6.12%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.81%

Direxion Daily Small Cap Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.92%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	15.28%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	13.66%

Fund	Name of 5% Shareholder	Percent Ownership
	Scottrade, Inc.5.63 12855 Flushing M5.01eadow Drive St. Louis, MO 63131	7.88%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.63%

	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245	5.01%

Direxion Daily South Korea Bull 3X Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	38.28%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.75%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	9.74%

	Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	7.20%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 680057.88	5.16%

	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245	5.00%

Direxion Daily South Korea Bear 3X Shares	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	74.22%

	Interactive Brokers 8 Greenwich Office Park Greenwich, CT 06831	11.40%

Direxion Daily Technology Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	23.27%

Fund	Name of 5% Shareholder	Percent Ownership
	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	17.55%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	9.33%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	8.50%

Direxion Daily Technology Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	20.21%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	14.87%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	11.15%

	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	10.36%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	7.71%

	Scottrade, Inc.5.63 12855 Flushing M5.01eadow Drive St. Louis, MO 63131	6.59%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	5.67%

Direxion Daily 7-10 Year Treasury Bull 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	23.35%

	RBC Capital Markets 60 S. 60th Street Minneapolis, MN 55402	18.92%

Fund	Name of 5% Shareholder	Percent Ownership
	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	15.02%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	12.26%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	8.65%

Direxion Daily 7-10 Year Treasury Bear 3X Shares	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	48.11%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.04%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	9.09%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	9.08%

Direxion Daily 20+ Year Treasury Bull 3X Shares	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	15.57%

	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.75%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	10.81%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	6.07%

	RBC Capital Markets 60 S. 60th Street Minneapolis, MN 55402	5.40%

Fund	Name of 5% Shareholder	Percent Ownership
	E* Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.19%

Direxion Daily 20+ Year Treasury Bear 3X Shares	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.93%

	Charles Schwab & Co. Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	12.89%

	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	11.24%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	7.87%

	Pershing LLC 1 Pershing Place Jersey City, NJ 07399	7.19%

	Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	5.30%

Exhibit B

Officers of the Funds

Name, Address and Age(1)	Position(s) Held with Fund(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 46	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999-present.	N/A

Eric Falkeis: Age: 40	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since 2013, President, Rafferty, from March 2013-March 2014; formerly, Senior Vice President, USBancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	Trustee, Professionally Managed Portfolios (45 Funds)

Patrick J. Rudnick Age: 40	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty, since March 2013; formerly, Vice President, USBFS, (2006 – 2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A

Name, Address and Age(1)	Position(s) Held with Fund(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Trustee
Angela Brickl Age: 38	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel and Chief Compliance Officer, Rafferty, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May - August 2008; Vice President USBFS November 2003 – August 2007.	N/A

(1)	The address for each officer of the Trust is 1301 Avenue of the Americas, 35th Floor, New York, NY 10019
(2)	Each officer of the Trust holds office until his or her successor is elected and qualified or until his or her earlier death, inability to serve, removal or resignation.

Exhibit C

Audit Committee Charter

I.	Membership and Qualifications

The Audit Committee of the Board of Trustees (“Board”) of Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust (each a “Trust” and collectively, the “Trusts”), each consisting of multiple series (each a “Fund” and collectively, the “Funds”), shall be composed entirely of independent trustees. A trustee shall be deemed to be independent if he or she (1) is not an “interested” person of any Fund, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Trusts, except for services as a member of the Board or a committee of the Board, and (3) meets the independence requirements any applicable rule of any exchange on which shares of each Trust are listed, if shares of that Trust are listed on an exchange. The Board shall determine annually whether any member of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The	purposes of the Audit Committee shall be:

(a)	to oversee generally each Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee generally the quality and objectivity of each Fund’s financial statements and the independent audit thereof;

(c)	to oversee the quality and integrity of each Fund’s financial statements and the independent audit thereof;

(d)	to assist the Board with its oversight of each Trust’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal controls and independent audits;

(e)	to approve, prior to appointment, the engagement of each Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and

(f)	to act as a liaison between each Trust’s independent auditors and the Board.

The independent auditors shall report directly to the Audit Committee.

III.	Duties and Powers

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to approve, prior to appointment, the engagement of auditors to perform an annual audit and provide their opinion on each Trust’s financial statements, and the auditors’ compensation; to recommend to the Board the selection, retention or termination of each Trust’s auditors and, in connection therewith, to evaluate the independence of such auditors, including the nature and extent of any consulting services the independent auditors or their affiliates may provide to Rafferty Asset Management, LLC (“RAM”) or its affiliates; and to receive annually the auditors’ specific representations as to their independence;

(b)	to oversee the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for each Fund;

(c)	to approve, prior to appointment, the engagement of each auditor to provide other audit services to the Trusts or to provide non-audit services to the Trusts, RAM or any entity controlling, controlled by, or under common control with RAM (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

(d)	to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of each Trust’s auditors to provide any of the services described in (b) above;

(e)	to consider the controls applied by the auditors and management to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

(f)	to consider whether the non-audit services provided by the Trusts’ auditors to RAM or any adviser affiliate that provides ongoing services to the Trusts, which were not pre-approved by the Audit Committee, are compatible with maintaining the auditors’ independence;

(g)	to meet with each Trust’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to each Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors’ comments with respect to each Fund’s accounting and financial reporting policies, procedures and internal accounting controls and RAM’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(h)	to consider the effect upon each Fund of any changes in accounting principles or practices proposed by RAM or the auditors;

(i)	to review and approve the fees proposed to be charged by the auditors for audit and non-audit services;

(j)	to review with each Trust’s President and Treasurer in connection with their certifications on Form N-CSR any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in each Trust’s disclosure controls and procedures;

(k)	to engage independent counsel, and other advisers, as the Audit Committee determines necessary to carry out its duties;

(l)	to establish procedures for the receipt, retention and treatment of complaints received by the Trusts regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of the Funds, RAM or its affiliates, or any other provider of accounting related services for the Trusts of concerns regarding questionable accounting or auditing matters, as set forth in Appendix A;

(m)	to investigate improprieties or suspected improprieties in Fund operations; and

(n)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

IV.	Operations and Responsibilities

The Committee shall meet on a regular basis and be empowered to hold special meetings as circumstances require. The Committee shall meet with the Treasurer of each Trust at such times as the Committee deems appropriate.

The Trusts will provide the Audit Committee with appropriate funding, as determined by the Audit Committee, for the payment of (a) compensation to the Trust’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, (b) compensation to any adviser employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of RAM, U.S. Bancorp Fund Services, LLC (“USBFS”), the Trusts’ administrator and the Direxion Funds and Direxion Insurance Trusts’ fund accountant, and The Bank of New York Mellon (“BNYM”), the Direxion Shares ETF Trust’s fund accountant, or the Trusts’ independent auditors. The function of the Audit Committee is oversight; it is the responsibility of RAM, USBFS and BNYM to maintain appropriate systems for accounting and internal controls, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, RAM, USBFS and BNYM are responsible for: (1) the preparation, presentation and integrity of each Trust’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the Audit Committee’s oversight activities with respect to each Fund’s financial statements is not an audit, nor do the Audit Committee’s activities substitute for the responsibilities of the Trusts’ management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trusts and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trusts whom Committee members reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the trustees reasonably believe are within the person’s professional or expert competence; or (3) another Board committee of which the Committee member is a non-member.

The Committee shall review this Charter periodically and recommend any changes to the Board.

Last Revised: May 8, 2014

Appendix A

Audit Committee of the Board of Trustees

WHISTLEBLOWER POLICIES AND PROCEDURES

The Audit Committee of the Board of Trustees (the “Board”) of Direxion Funds, Direxion Insurance Trust, and Direxion Shares ETF Trust (each a “Trust” and collectively, the “Trusts”) has established these procedures for (a) the receipt, retention, and treatment of complaints received by the Trusts regarding accounting, internal accounting controls or auditing matters for the Trusts, and (b) the submission by employees of the Trusts, their investment adviser, administrator and any other provider of accounting-related services to the Trusts, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters relating to the Trusts or violations of the Code of Ethics for Principal Executive and Principal Financial Officers for the Trusts (collectively, “Concerns”).

Submission and Receipt of Reports

Any persons having Concerns may report such Concerns to the Chief Compliance Officer or the Chairman of the Audit Committee. Reports of Concerns may be submitted in writing or by e-mail, telephone or in-person, at the option of the reporting person. Reports may be anonymous at the option of the reporting person. Reporting persons who are willing to provide their names should indicate if they want their names kept confidential.

Handling and Investigation of Reports

The Chief Compliance Officer or the Chairman of the Audit Committee shall report to the Audit Committee all substantive reported Concerns in a timely manner. The Audit Committee shall investigate each Concern to the extent that the Committee deems necessary, and appropriate corrective action will be recommended to the Board of Trustees, if warranted by the investigation. The Audit Committee shall have the authority to retain outside legal counsel, accountants, private investigators, or any other resource deemed necessary to conduct a full and complete investigation of any reported Concern. The Audit Committee may, in its discretion, consult with any member of management or of the staff providing services to the Trusts who is not the subject of the allegation. With respect to any or all responsibilities contained in these procedures, the Audit Committee may act between meetings by authority delegated to one or more members and recommend appropriate corrective action to the Board.

No Retaliation

These Policies and Procedures are intended to enable individuals to raise Concerns for investigation and appropriate action. With this goal in mind, consistent with the policies of the Trusts, the Audit Committee shall not retaliate or tolerate any retaliation by management of the Trusts directly or indirectly, including encouraging retaliation by others, against anyone who, in good faith, makes a report of a Concern or provides assistance to the Audit Committee, management or any other duly authorized person or group, including any governmental, regulatory or law enforcement body, investigating a report of a Concern. If the Chief Compliance Officer or Chairman of the Audit Committee becomes aware of a retaliatory action against a reporting person, the Chief Compliance Officer or Chairman of the Audit Committee shall inform the Audit Committee of such action.

Nothing in these Policies and Procedures shall limit the authority of the Trusts to discipline, penalize, suspend or terminate any employee for good and sufficient reasons, which shall not include having in good faith made a report of a Concern or provided assistance to the Audit Committee, management or any other duly authorized person or group, including any governmental, regulatory or law enforcement body investigating such report. A person’s right to protection from retaliation does not extend immunity for any complicity in the matters that are the subject of the Concerns or any ensuing investigation.

Confidentiality

Reports of Concerns, and investigations pertaining thereto, shall be kept confidential to the extent possible, consistent with the need to conduct an adequate investigation. The Chief Compliance Officer or Chairman of the Audit Committee shall take reasonable steps necessary to protect the identity of any person making a report of a Concern so as to prevent any officer, employee, contractor, sub-contractor or agent from being in a position to take any retaliatory action against such person making such report, including encouraging others to take retaliatory action.

Recordkeeping

The Audit Committee shall retain as a part of its records any reports of Concerns received pursuant to these Policies and Procedures, and any related documentation regarding investigations or remedial action with respect to any reported Concerns, for a period of no less than seven (7) years. Any report of a Concern received by the Trusts’ Chief Compliance Officer, but not delivered by him or her to the Committee, shall be retained by the Chief Compliance Officer for a period of no less than seven (7) years.

Last Revised: May 8, 2014

Exhibit D

NOMINATING COMMITTEE CHARTER

I.	Membership and Qualifications

The Nominating Committee (“Committee”) of the Boards of Trustees (“Boards”) of the Direxion Fund, Direxion Insurance Trust and Direxion ETF Shares Trust (each a “Trust” and collectively the “Trusts”), each consisting of multiple series (each a “Fund” and collectively the “Funds”) shall be composed entirely of Board members who are not “interested persons” of each Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder.

II.	Purposes of the Nominating Committee

The	purposes of the Nominating Committee shall be to:

(1)	Identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Trusts as that term is defined in the Investment in the 1940 Act

(2)	Evaluate and make recommendations to the full Boards regarding potential Board candidates who are “interested persons” of the Trusts (“Interested Persons”) as that term is defined by the 1940 Act;

(3)	Review periodically the workload and capabilities of Trustees and, as the Committee deems appropriate, to make recommendations to a Board if such a review suggests that changes to the size or composition of the Board are warranted; and

III.	Duties and Powers

To carry out its purpose, the Nominating Committee shall have the following powers:

(1)	Consider recommendations for candidates from any source it deems appropriate, including shareholders. The names of potential candidates may be accepted from Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate.

(2)

Evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Boards.

(3)	Recommend to the Board of each Trust the selection and nomination of candidates for Trustee, whether proposed to be appointed by the Board or to be elected by shareholders.

(4)	Periodically review the composition of each Board and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

IV.	Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of each Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

V.	Submissions by Shareholders of Potential Nominees

The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the chair of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section IV above.

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1)	Demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2)	Be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

(3)	Submit character references and agree to appropriate background checks;

(4)	Demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5)	Be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6)	If nominated and elected, be able to prepare for and attend in person Board and committee meetings at various locations in the United States.

VI.	Interested Trustees

The Committee shall evaluate those Interested Persons who are proposed by management of the Trusts to serve as Board members and then make appropriate recommendations to the Boards regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VII.	Operations of the Committee

(1)	The Committee shall meet on an as-needed basis. Meetings may be in person or by telephone, and may be called by the chair or a majority of the members with reasonable notice thereof.

(2)	The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

(3)	The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the appropriate Fund(s).

(4)	The Committee may select one of its members to be chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5)	The Committee shall review this Charter at least annually and recommend any necessary changes to the Boards.

Dated: November 26, 2013

Exhibit E

QUALIFIED LEGAL COMPLIANCE COMMITTEE

POLICIES AND PROCEEDURES

The Audit Committee of Direxion Funds, Direxion Insurance Trust, and Direxion Shares ETF Trust (each a “Trust” and collectively the “Trusts”) shall serve as the Qualified Legal Compliance Committee (“QLCC”) for the Trusts for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or similar material violation by a Trust, or by any officer, director, employee, or agent of a Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Upon receipt of such a report, the QLCC shall have the duty and responsibility:

•	to inform the Trusts’ chief legal officer and chief executive officer (or equivalents thereof) of such report, unless the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the Trusts’ chief legal officer and chief executive officer;

•	to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify a Trust’s Board; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys; and retain such additional expert personnel as the QLCC deems necessary; and

•	at the conclusion of any such investigation, to recommend, by majority vote, that a Trust implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Trust’s Board of the results of any such investigation and the appropriate remedial measures to be adopted.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Trust fails in any material respect to implement an appropriate response that the QLCC has recommended.

Any reports received by the QLCC shall be retained by the Trusts for a period of two years, unless otherwise required by law.

Adopted: February 10, 2010

Last Revised: November 26, 2013

Exhibit F

THREE EASY WAYS TO VOTE YOUR PROXY
PROXY TABULATOR	To vote by Internet
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M54722-S03174 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIREXION SHARES ETF TRUST
The Board of Trustees recommends that you vote FOR the following proposals:
1.	Election of Trustees
Nominee for Election:
			For	Withhold
	Gerald E. Shanley, III		☐	☐
	John A. Weisser		☐	☐
	David L. Driscoll		☐	☐
	Jacob C. Gaffey		☐	☐
	Daniel D. O’Neill		☐	☐
	Eric W. Falkeis		☐	☐
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

	Signature [PLEASE SIGN Date WITHIN BOX]	Signature [Joint Owners] Date

The Notice and Proxy Statement for this Meeting is available at www.proxyvote.com.

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M54723-S03174

DIREXION SHARES ETF TRUST

The undersigned shareholder of Direxion Shares ETF Trust (the “Trusts”) hereby appoints Angela M. Brickl and Patrick Rudnick, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on June 23, 2014 at a Special Meeting of Shareholders to be held at the office of Rafferty Asset Management, LLC. (“Rafferty”), 241 N. Broadway, Suite 202, Milwaukee, WI 53202, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE